UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2004

                            PROTON LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

     WASHINGTON                     000-31883                  91-2022700
     (State or other               (Commission              (I.R.S. Employer
     jurisdiction                  File Number)            Identification No.)
                                of incorporation)

     1135 Atlantic Avenue, Suite 101, Alameda, CA                  94501
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code:  (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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                           FORWARD-LOOKING STATEMENTS

     Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

ITEM 3.02.   UNREGISTERED SALE OF EQUITY SECURITIES.

     On December 3, 2004, we sold 280,000 shares of common stock to World Munsell for consideration of $196,000 in cash. World Munsell is a Japanese company that is a division of ItoX Group, also a Japanese company. World Munsell has interests in the functional water industry. We will be working with World Munsell on various functional water applications for industry and consumer use. We issued these securities in reliance on Section 4(2) of the Act. This transaction occurred outside of the United States and the purchaser is not a U.S. company. This was a transaction by us as issuer that did not involve public offering. We believe that the purchaser was knowledgeable about our operations and financial condition. We believe that the purchaser had the knowledge and experience in financial and business matters which allowed it to evaluate the merits and risk of receipt of our securities.

ITEM 7.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.

             None.

     (b)     Exhibits.

             None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROTON LABORATORIES, INC.


                                 (signed)
                                          -----------------------------
December 3, 2004                 /s/  Edward  Alexander
                                 Name:  Edward  Alexander
                                 Title:  President


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